UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2024

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GHST World Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	000-31705	91-2007477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 PGA Boulevard, Suite 305 Palm Beach Gardens, FL		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (561) 686-3307

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(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2024, GHST World, Inc. (the “Company”) was informed of the death of its Chairman and President Esterino Castellazzi. Mr. Castellazzi has served as Chairman and President of the Company for many years. Mr. Castellazzi was a valued member of the Company and will be greatly missed.

On November 26, 2024, the Company’s Board of Directors appointed Mr. Esterino Castellazzi’s son, Roberto Castellazzi, as President, as a director, and Chairman of the Company’s Board of Directors.

Mr. Castellazzi, 42, currently serves as Chief Operating Officer of the Company, a role he has held since November 2022. Mr. Castellazzi has served as the Chief Executive Officer of K&K Business Sagl since 2016, CM Inspection Sagl since 2020, Global Car International Sagl since 2020, and IPWAY Sagl since 2022. Further, Mr. Castellazzi has served as the President of SVA Group SA since 2023 and Vice President of Echos Management SA from 2020 until September 2024. Further, Mr. Castellazzi has served as a member of the board of directors of Green Capital Srl since June 2024. Mr. Castellazzi has also served as a Director, Chief Executive Officer, and Chairman of the Board of Directors of GHST Sport Inc., a wholly owned subsidiary of the Company, since 2019. Mr. Castellazzi has also served as a member of the board of directors of IoTT World Inc. and GHST World Art Inc. since 2019, and as a member of the board of directors of InSSIDe World Inc. since 2023, both wholly owned subsidiaries of the Company.

There was no arrangement or understanding between Mr. Castellazzi and any other persons pursuant to which he was appointed as President or as a member of the Company’s Board of Directors. During the current fiscal year, Mr. Castellazzi has advanced the Company $44,617.14, which are advances treated as demand loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GHST World Inc.

Date: December 2, 2024	By:	/s/ Edoardo Berti Riboli
	Name:	Edoardo Berti Riboli
	Title:	Chief Executive Officer